[GRAPHIC-STOCK CERTIFICATE OF FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY]


                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

                                                               CUSIP 336142 10 4
                CREATED IN NEW JERSEY BY A DECLARATION OF TRUST
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS Certifies that







is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, NO PAR VALUE, OF FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions specified in the Declaration of Trust and any amendments thereto, to all of which the hereby holder, by acceptance hereof, assents.
  Under the terms of the Declaration of Trust, the Trust may refuse to transfer shares if such transfer may endanger the qualification of the Trust as a Real Estate Investment Trust, pursuant to Section 856 et seq. of the Internal Revenue Code of 1986, as amended.

                    This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the seal of the Trust and the signature of its duly authorized officers.

Dated:


[GRAPHIC-SEAL]
FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY 1961



/s/                           /s/
-------------------           ---------------------
Treasurer                     Chairman of the Board

                                              Countersigned and Registered:
                                                  REGISTRAR AND TRANSFER COMPANY
                                                           (New Jersey)

                                                               Transfer Agent
                                                               and Registrar,

                                                         Authorized Signature

                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

UNIF GIFT MIN ACT - _________ Custodian __________
                      (Cust)              (Minor)

                    under Uniform Gifts to Minors

                    Act __________________________
                                (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________   Shares ________
of Beneficial Interest represented by the within certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Trust with power of substitution in the premises.

Dated, ________________________________
                                       _________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the cerficate, in every particular, without alteration or enlargement, or any change whatever.